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                                                                  Exhibit 10(rr)






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                            BASE TEN SYSTEMS, INC.

                                      AND

                      STRATEGIC TECHNOLOGY SYSTEMS, INC.

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                               WARRANT AGREEMENT


                         Dated as of December 31, 1997



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    WARRANT AGREEMENT, dated as of December 31, 1997 (the "Agreement"), between Strategic Technology Systems, Inc., a Nevada corporation (the "Company") and Base Ten Systems, Inc., a New Jersey corporation (the "Holder").


                            PRELIMINARY STATEMENT

    A. Holder and the Company entered into an Asset Purchase Agreement, dated as of October 22, 1997 (the "Purchase Agreement") pursuant to which Holder agreed to sell to the Company certain assets of Holder (the "Purchased Assets"). As consideration for the sale of the Purchased Assets by Holder to the Company, the Company agreed, among other things, to issue to Holder a warrant (the "Warrant") to purchase a certain number of shares of common stock, $______ par value per share, of the Company ("Common Stock"), upon the terms and conditions set forth below.

    B. Any capitalized terms used but not defined herein shall have the meaning given to such terms in the Purchase Agreement.

    NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1.   Term of Warrant; Exercise of Warrant.

    (a) Subject to the terms and conditions of this Agreement, the Holder shall have the right, at any time during the period commencing upon the closing of the Company's initial underwritten public offering (the "IPO") and ending 5:00 p.m. Eastern Time on the fifth anniversary of such closing (the "Exercise Period") to purchase from the Company a number of shares of Common Stock (the "Subject Shares") equal to 5% of the Company's issued and outstanding shares of Common Stock and Common Stock equivalents (giving effect to all outstanding convertible debt securities, warrants and options issued in financing transactions, but not to any compensatory warrants or options) as of and after giving effect to the IPO. The price per share at which the Subject Shares may be purchase by the Holder upon exercise of the Warrant (the "Exercise Price") shall be equal to (A) two times the sum of (i) the Cash Payment, (ii) the principal amount of the Purchase Note, (iii) any payments made by the Company pursuant to Section 3.2.1 of the Purchase Agreement, and (iv) $_____, which is equal to the amount of additional cash contributed or loaned to the Company prior to or within 30 days of the Closing Date, divided by (B) the number of Subject Shares.

    (b) The Warrant is exercisable at the Exercise Price payable by cash or by certified or cashier's check, in next day funds, or any combination thereof. Notwithstanding the foregoing, the Holder may surrender the Purchase Note, or any other indebtedness or obligation of the Company to the Holder, to the Company as payment for all or portion of the Exercise Price. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the number of Subject Shares purchased, at the Company's principal offices located at One Electronics Drive, Trenton, New Jersey, the Holder shall be entitled to receive a certificate or certificates for the Subject Shares so purchased. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Subject Shares as of the date of surrender of the Warrant being exercised and payment of the Exercise Price, as aforesaid, notwithstanding that the certificate or certificates representing such

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securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrant shall be exercisable, at the election of a Holder, either in full or from time to time in part, but in no event for less than 10 shares at any one time, and, in the event that a certificate evidencing the Warrant is exercised in respect of less than all of the Subject Shares at any time prior to the expiration of the Exercise Period, a new certificate evidencing the remaining portion of the Warrant will be issued by the Company.

               (c)  In lieu of exercising this Warrant as provided in
Section 1(a) and 1(b) above, the Holder of this Warrant may, upon prior written consent of the Company which shall be given in the Company's sole and absolute discretion, receive shares equal to the value (as determined below) of this Warrant by surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Subject Shares computed using the following formula:

               X     =     Y(A-B)
                           ------
                              A

where          X     =     the number of Subject Shares to be issued to the
                           holder of the Warrant.

               Y     =     the number of Subject Shares for which this Warrant
                           may be exercised.

               A     =     the average Market Price of one Subject Share for the
                           10 trading days prior to date of surrender of the Warrant.

               B     =     The Exercise Price.

               For all purposes of this Agreement, the term Market Price as of any specified date shall mean (i) if the Shares of Common Stock are traded in the over-the-counter market or in the NASDAQ Small Cap System and not in the NASDAQ National Market System nor on any national securities exchange, the average of the per share closing bid prices of the shares of Common Stock on the 10 consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the shares of Common Stock are traded in the NASDAQ National Market System or on a national securities exchange (or if on more than one national securities exchange, then the principal such exchange in the United States), the average for the 10 consecutive trading days immediately preceding the date in question of the daily per share last sale price of the shares of Common Stock in the NASDAQ National System or closing price on the principal United States stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the shares of Common Stock is not reported by NASDAQ, the bid price referred to in said clause shall be the bid price as reported in the "pink sheets" published by National Quotation Bureau, Incorporated (or any Successor thereto). The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ National Market System or on the principal United States national securities exchange on which the shares of Common Stock are then listed.

               2. Warrant Certificate. The warrant certificate (the "Warrant Certificate") to be delivered pursuant to this Agreement shall be in the form attached hereto, and made a part hereof, with


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such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Issuance of Certificates. Upon the exercise of the Warrant, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying the Warrant shall be made forthwith (and in any event within ten (10) business days thereafter) without charge to the Holder including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificate and the certificates representing the Subject Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Chief Executive Officer or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. The Warrant Certificate shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         4. Transfer. The Warrant shall be transferable only on the books of the Company maintained at its principal office in Trenton, New Jersey, or wherever its principal office may then be located, upon delivery thereof duly endorsed by the Holder seeking such transfer or by its duly authorized attorney or representative, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver new Warrant(s) to the person entitled thereto.

         5. Covenants of Holder. The Holder of the Warrant Certificate, by its acceptance thereof, covenants and agrees;

         (i) that the Warrant and the Subject Shares are being acquired as an investment and not with a view to the distribution thereof;

         (ii) that it understands that neither the Warrant nor the Subject Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption therefrom for transactions not involving any public offering, and that neither the Warrant nor the Subject Shares have been approved or disapproved by the United States Securities and Exchange Commission (the "Commission") or by any other Federal or state agency;

         (iii) it understands that neither the Warrant nor the Subject Shares can be sold, transferred or assigned unless registered by the Company pursuant to the Securities Act and any applicable state securities laws, or unless an exemption therefrom is available, and, accordingly, it may not be possible for the undersigned to liquidate its investment in the Warrant and the Subject Shares, and it agrees not to sell, assign or otherwise transfer or dispose of the Warrant or the Subject Shares unless such Warrant or Subject Shares, as applicable, have been so registered or an exemption from registration is available; and

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        (iv)  It is an accredited investor, as that term is defined in
    Regulation D under the Securities Act.

        6. Securities Act of 1933: Legends. Upon exercise, in part or in whole, of the Warrant, certificates representing the Subject Shares underlying the Warrant and any of the other securities issuable upon exercise of the Warrant shall bear the following legend only if such securities are not then registered pursuant to an effective registration statement under the Act:

        The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel that an exemption from registration under such Act is available.

        7. Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation at any time after the closing of the IPO (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of the outstanding Warrant shall have the right thereafter (until the expiration of the outstanding Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by the Holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. The above provision of this Section shall similarly apply to successive consolidations or mergers.

        8. Payments Upon Sale, Merger of Consolidation of the Company. In the event that the Company is sold, merged or liquidated prior to the closing of the IPO and at such time as the Warrant is still outstanding, then in accordance with Section 3.2.2 of the Purchase Agreement, Holder shall receive 15% of the gross proceeds in excess of $7,000,000 upon the closing of such transaction. Upon the Holder's receipt of such amount, the Warrant shall terminate.

        9. Exchange and Replacement of Warrant Certificates. The Warrant Certificate is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of subject shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

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          10.  Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

          11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

          12. Notices to the Holder. Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrant and exercise of the Warrant but after the closing of the IPO, any of the following events shall occur:

          (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company;

          (b) The Company shall offer to all of the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;


then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          13. Adjustments. The number of Subject Shares purchasable upon the exercise of the Warrant shall be subject to adjustment as follows:

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  (a)  In case, after the closing of the IPO, the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of shares of Common Stock purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that each Holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 13(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

  (b) In case, after the closing of the IPO, the Company shall issue rights, options, warrants or convertible securities to all or substantially all holders of its shares of Common Stock without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which, at the record date mentioned below, is lower than the then effective Exercise Price, the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such then Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

  (c) No adjustment in the number of shares of Common Stock purchasable pursuant to the Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock then purchasable upon the exercise of the Warrant or, if the Warrant is not then exercisable, the number of shares of Common Stock purchasable upon the exercise of the Warrant on the first date thereafter that the Warrant becomes exercisable; provided, however, that any adjustments which by reason of this subsection 13(c) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

  (d) Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior


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    to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable upon the exercise of the Warrant immediately thereafter.

         (e) Whenever the number of shares of Common Stock purchasable upon the exercise of Warrant is adjusted as herein provided, the Company shall cause to be promptly mailed to the Holders by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of shares of Common Stock purchasable upon the exercise of the Warrant after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

         (h) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of shares of Common Stock purchasable upon exercise of the Warrant, to the extent the Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Shares of Common Stock purchasable upon exercise of the Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

Except as provided in this section 13, no adjustment to the Warrant or any provision or condition thereof in respect of any dividends or distributions out of earnings shall be made during the term of the Warrant or upon the exercise of Warrant.

         14.  Registration Rights.

         (a) At any time commencing on the completion of a 365-day period after the closing of the IPO and ending one year after the expiration of the Exercise Period, upon the request of Holder if Holder holds Registrable Securities, the Company shall prepare and file with the Commission a registration statement with respect to such Registrable Securities covering the sale of Registrable Securities by Holder, and use all reasonable efforts to cause such registration statement to become and remain effective for a period of not less than two years.

         (b) The Company shall use its best efforts to register or qualify such Registrable Securities for sale in such states as Holder shall reasonably designate and to keep such registration or qualification in effect for so long as the registration statement filed under the Securities Act remains in effect.

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         (c)  The Company shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to update and keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement. Notwithstanding anything else to the contrary contained herein, neither the Company nor any of its affiliates shall be required to disclose any confidential information concerning pending acquisitions not otherwise required to be disclosed, provided, however, that if the Company intends to delay filing a registration statement, or an amendment or supplement to a registration statement in order to avoid making such disclosure, the Company shall provide Holder with written notice and the Company may not delay making such filing for more than ninety (90) days after Holder's receipt of such notice.

         The Company shall deliver copies of each prospectus (as amended or supplemented) relating to the registration statement in accordance with the provisions set forth in Rule 153 of the Securities Act.

         The Company shall cooperate with Holder to facilitate the timely transfer of the stock certificates which evidence Registrable Securities which have been sold pursuant to a registration statement, and, in connection therewith, to issue new stock certificates to the transferees thereof, which certificates shall not bear any restrictive legends and which shall not be subject to any stop transfer order, other than as required under applicable law.

         (d) The Company shall notify Holder upon discovery that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of Holder shall promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, after such notification and until such supplement or amendment has been so delivered, Holder will not deliver or otherwise use the original prospectus.

         The Company shall promptly notify Holder of the threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and shall make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement. In the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use reasonable efforts to promptly obtain the removal of such order.

         Upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 14(d), Holder shall discontinue disposition of shares of the Registrable Securities pursuant to a registration hereunder until the receipt of copies of any appropriate supplement or amendment to the prospectus or until the withdrawal of the stop order, as appropriate.

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


    (e) The Company shall cause to be furnished to Holder two conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the preliminary and final prospectuses and any other prospectus filed under Rule 424 as Holder may reasonably request in order to facilitate the sale of such Registrable Securities. Holder shall comply with all prospectus delivery requirements under the Securities Act. It shall be a condition to the Company's obligations to effect registration of such Registrable Securities that Holder provides the Company with all material facts including, without limitation, furnishing such certificates, questionnaires, and legal opinions as may be reasonably required by the Company concerning Registrable Securities to be registered which are reasonably required to be stated in the registration statement or in the prospectus or are otherwise required in connection with the offering.

    All expenses incurred by the Company or its affiliates in complying with this Section 13(e), including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel for the Company and its affiliates, are herein called "Registration Expenses". All selling commissions applicable to the sales of Registrable Securities and all fees and disbursements of counsel for Holder are herein called "Selling Expenses".

    The Company will pay all Registration Expenses in connection with registration pursuant to this Section 13(e). All Selling Expenses in connection with such registration shall be borne by Holder.

    (f) The Company agrees to indemnify and hold harmless (or if indemnification is held by a court of competent jurisdiction to be unavailable, to contribute to the amount paid or payable by) Holder holding Registrable Securities included as part of any registration statement filed pursuant to this Section 14(f) and each Person who participates as or may be deemed to be an underwriter in the offering or sale of such securities against any losses, claims, damages, or liabilities, joint and several (or actions in respect thereof), to which Holder may be subject under the Securities Act or any other statute or common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, or any amendment or supplement thereto, or any other document used to sell these securities, or
(ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which it was made, not misleading, or (iii) any violation by the Company of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with such registration, qualification, or compliance, and shall reimburse Holder for any legal or other expenses reasonably incurred by Holder in connection with defending such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable to any holder in such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon (a) any untrue statement or omission made in such registration statement, or amendment or supplement thereto, or any document, in reliance upon and in conformity with the written information furnished to the Company by Holder expressly for use in the registration statement; or (b) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of material fact from, a registration statement if (x) such registration statement had been later amended or supplemented in a manner that would correct the untrue statement or alleged untrue statement, omission or alleged omission, which is the basis of the loss, liability, claim, damage or expense for which indemnification is sought, (y) a copy of such amendment or supplement had been provided to Holder and had not been sent to or given to a purchaser at or prior to confirmation of sale to such purchaser and Holder shall have been under an obligation to

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

deliver such amendment or supplement, and (z) there would have been no such liability but for such failure to deliver such prospectus by Holder.

    In the event that Holder's Registrable Securities are included in a registration statement, Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act from and against, and will reimburse the Company and each such director, officer, and controlling person with respect to any and all losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Securities Act or any other statute or common law, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement, any prospectus contained therein, or necessary to make the statement therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by Holder for use in the preparation thereof.

    "Registrable Shares" means (i) the shares of Common Stock issued or issuable to the Holder upon exercise of the Warrant and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) when they have been sold, transferred or otherwise disposed of or exchanged pursuant to a registration statement under the Securities Act, (ii) when such shares are eligible for resale pursuant to Rule 144(k) (or its successor) under the Securities Act, or (iii) upon any sale, transfer, or other disposition in any manner to a person or entity which is not entitled to the rights provided by this Agreement.

    15. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested or sent by a recognized overnight courier:

    (a) If to the Holder, to the address of the Holder as shown on the books of the Company; or

    (b) If to the Company, to the address set forth in Section 1(b) hereof or to such other address as the Company may designate by notice to the Holder.

    16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

    17. Termination. This Agreement shall terminate in its entirety at the close of business on the eighth anniversary of the closing of the IPO.

    18. Governing Law; Submission to Jurisdiction.

    (a) This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be construed in

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

accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

         (b) The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New Jersey or of the United States of America for the [District Court located in Newark, New Jersey] and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in
Section 1(b) hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

          19. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

          20. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

          21. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

          22. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company or the Holder any legal or equitable right, remedy or claim under this Agreement.

          23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument. Photocopies or facsimiles of executed copies of this Agreement may be treated as originals.

          24. Enforcement. The parties agree that Holder shall be entitled to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which Holder is entitled at law or at equity.

                          [signature page follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              BASE TEN SYSTEMS, INC.



                               BY: /s/ Thomas E. Gardner
                                   --------------------------------------------
                                   Name:  Thomas E. Gardner
                                   Title: President and Chief Executive Officer



                               STRATEGIC TECHNOLOGY SYSTEMS, INC.



                               BY: /s/ Edward J. Klinsport
                                   --------------------------------------------
                                   Name:  Edward J. Klinsport
                                   Title: President and Chief Executive Officer

                                      12